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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29,1994
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                          MARTIN MARIETTA CORPORATION
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            (Exact name of registrant as specified in its charter)



        Maryland                      1-11810                  52-1801551
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)



 6801 Rockledge Drive, Bethesda, Maryland                     20817-1877
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (301) 897-6000
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                                Not Applicable
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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.
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          On August 29, 1994, Martin Marietta Corporation (the "Registrant")
and Lockheed Corporation ("Lockheed") entered into a definitive agreement providing for transactions that will result in the Registrant and Lockheed becoming separate subsidiaries of a holding company that will be called Lockheed Martin Corporation ("LMC"). The agreement is subject, among other things, to regulatory approval and the approval of the Registrant's and Lockheed's stockholders. Under the agreement each outstanding share of the Registrant's Common Stock and Series A Preferred Stock will be converted into a single share of Common Stock and Series A Preferred Stock, respectively, of LMC; and each outstanding share of Lockheed Common Stock will be converted into 1.63 shares of LMC Common Stock. A copy of the joint press release announcing the signing of the agreement is filed herewith as an exhibit.

          The Registrant has also adopted a Stockholder Rights Plan pursuant to which the Registrant will distribute one Common Stock Purchase Right with respect to each outstanding share of its Common Stock outstanding as of the close of business on September 9, 1994, and each additional such share issued thereafter until the earlier of the Distribution Date under the Rights Agreement or the date on which the Rights expire or are redeemed. The Rights will expire immediately prior to consummation of the transactions contemplated by the above-mentioned agreement with Lockheed, or, if the transactions are not consummated then on September 9, 2004, unless extended by the Registrant. The Rights will not be exercisable except upon the occurrence of certain events described in the Rights Agreement. When exercisable, each Right will entitle the holder to purchase one share of the Registrant's Common Stock (or other shares, securities or property, as the case may be, of equivalent value) at an exercise price of $190.00 per share. The Rights will be redeemable at $0.01 per Right. Copies of the Rights Agreement and the press release announcing adoption of the Stockholder Rights Plan are filed herewith as exhibits.

Item 7. Financial Statements and Exhibits.
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        (c) Exhibits
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              Exhibit 4     -     Copy of Rights Agreement dated as of August
                                  29, 1994 with First Chicago Trust Company of
                                  New York, Rights Agent (incorporated by
                                  reference to Exhibit 1 to the Registrant's
                                  Form 8-A dated September 1, 1994).

              Exhibit 99.1  -     Copy of press release issued by the
                                  Registrant on August 30, 1994 relating to the Stockholder Rights Plan.

              Exhibit 99.2  -     Copy of joint press release issued by the
                                  Registrant and Lockheed Corporation on August
                                  30, 1994.



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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MARTIN MARIETTA CORPORATION
                                          (Registrant)


Date: September 1, 1994                   By:
                                             ------------------------
                                                Lillian M. Trippett
                                                Corporate Secretary and
                                                  Assistant General Counsel




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